Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MARCH 2024 MONTHLY DIVIDEND AND

FEBRUARY 29, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	March 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of February 29, 2024
●	Next Dividend Announcement Expected April 10, 2024

Vero Beach, Fla., March 13, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of March 2024. The dividend of $0.12 per share will be paid April 26, 2024 to holders of record of the Company’s common stock on March 28, 2024, with an ex-dividend date of March 27, 2024. The Company plans on announcing its next common stock dividend on April 10, 2024.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of March 13, 2024, the Company had 51,358,301 shares of common stock outstanding. As of February 29, 2024, the Company had 51,303,301 shares of common stock outstanding. As of December 31, 2023, the Company had 51,636,074 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of February 29, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Dec-23 -
									Feb-24	Feb-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Mar)	in Mar)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$50,000	$49,695	1.25%	99.39	5.00%	5.80%	9	166	n/a	n/a	$648	$(749)
15yr 5.5 TBA	50,000	50,137	1.26%	100.27	5.50%	6.26%	8	167	n/a	n/a	534	(646)
15yr Total	100,000	99,832	2.51%	99.83	5.25%	6.03%	9	167	n/a	n/a	1,182	(1,395)
30yr 3.0	1,379,958	1,195,575	30.07%	86.64	3.00%	3.46%	35	319	6.3%	5.1%	37,519	(37,915)
30yr 3.5	191,733	173,898	4.37%	90.70	3.50%	4.04%	48	301	6.0%	5.8%	4,909	(4,962)
30yr 4.0	558,154	515,043	12.96%	92.28	4.00%	4.78%	25	332	2.7%	2.3%	13,385	(14,249)
30yr 4.5	336,108	319,163	8.03%	94.96	4.50%	5.45%	20	338	7.4%	6.2%	6,670	(7,308)
30yr 5.0	547,247	531,880	13.38%	97.19	5.00%	5.93%	18	339	3.4%	3.8%	10,510	(11,802)
30yr 5.5	269,605	268,567	6.76%	99.61	5.50%	6.43%	11	347	5.1%	3.5%	4,609	(5,389)
30yr 6.0	438,333	441,729	11.11%	100.77	6.00%	7.00%	9	348	5.4%	8.6%	5,722	(6,991)
30yr 6.5	328,935	335,782	8.45%	102.08	6.50%	7.39%	7	350	10.9%	8.7%	3,200	(4,137)
30yr 7.0	74,392	76,799	1.93%	103.23	7.00%	7.94%	5	351	2.4%	4.5%	564	(750)
30yr Total	4,124,465	3,858,436	97.05%	93.55	4.38%	5.12%	24	332	5.6%	5.1%	87,088	(93,503)
Total Pass Through RMBS	4,224,465	3,958,268	99.57%	93.70	4.40%	5.14%	23	328	5.6%	5.1%	88,270	(94,898)
Structured RMBS
IO 20yr 4.0	8,456	866	0.02%	10.24	4.00%	4.57%	146	87	10.0%	10.2%	5	(4)
IO 30yr 3.0	2,876	345	0.01%	11.99	3.00%	3.63%	109	241	24.3%	9.4%	-	(1)
IO 30yr 4.0	79,341	14,790	0.37%	18.64	4.00%	4.60%	114	237	6.2%	8.4%	(205)	155
IO 30yr 4.5	3,412	636	0.02%	18.65	4.50%	4.99%	164	182	4.4%	5.5%	(2)	-
IO 30yr 5.0	1,859	372	0.01%	20.01	5.00%	5.36%	164	184	3.7%	5.0%	(4)	2
IO Total	95,944	17,009	0.43%	17.73	4.01%	4.60%	119	221	7.0%	8.5%	(206)	152
IIO 30yr 4.0	25,989	279	0.01%	1.08	0.00%	4.40%	77	271	7.6%	7.0%	89	(73)
Total Structured RMBS	121,933	17,288	0.43%	14.18	3.15%	4.55%	110	231	7.1%	8.1%	(117)	79

Total Mortgage Assets	$4,346,398	$3,975,556	100.00%		4.37%	5.12%	26	326	5.7%	5.2%	$88,153	$(94,819)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(100,000)	Mar-26	$(875)	$875
5-Year Treasury Future(2)	(491,500)	Jun-24	(10,050)	9,743
10-Year Treasury Future(3)	(320,000)	Jun-24	(10,365)	10,016
Swaps	(2,531,800)	Dec-29	(62,894)	60,682
TBA	(370,700)	Mar-24	(8,955)	9,587
Swaptions	(800,000)	May-24	(130)	936
Hedge Total	$(4,614,000)		$(93,269)	$91,839
Rate Shock Grand Total			$(5,116)	$(2,980)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $106.91 at March 13, 2024. The market value of the short position was $525.5 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $110.44 at March 13, 2024. The market value of the short position was $353.4 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 29, 2024
Fannie Mae	$2,815,792	70.8%
Freddie Mac	1,159,764	29.2%
Total Mortgage Assets	$3,975,556	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 29, 2024
Non-Whole Pool Assets	$138,580	3.5%
Whole Pool Assets	3,836,976	96.5%
Total Mortgage Assets	$3,975,556	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of February 29, 2024	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$290,394	7.8%	5.47%	13	3/13/2024
ASL Capital Markets Inc.	266,916	7.1%	5.45%	44	7/15/2024
J.P. Morgan Securities LLC	257,401	6.9%	5.46%	20	3/20/2024
Mitsubishi UFJ Securities (USA), Inc	254,957	6.8%	5.48%	23	4/1/2024
Cantor Fitzgerald & Co	250,237	6.7%	5.46%	13	3/13/2024
Citigroup Global Markets Inc	242,522	6.5%	5.45%	26	3/26/2024
ABN AMRO Bank N.V.	227,266	6.1%	5.47%	26	4/15/2024
Wells Fargo Bank, N.A.	206,994	5.5%	5.47%	25	3/25/2024
Mirae Asset Securities (USA) Inc.	193,807	5.2%	5.46%	46	4/22/2024
Merrill Lynch, Pierce, Fenner & Smith	190,974	5.1%	5.48%	15	3/27/2024
Daiwa Securities America Inc.	175,179	4.7%	5.47%	55	4/24/2024
Bank of Montreal	166,942	4.5%	5.49%	13	3/13/2024
StoneX Financial Inc.	163,248	4.4%	5.46%	47	4/16/2024
Marex Capital Markets Inc.	158,597	4.2%	5.48%	33	4/26/2024
Goldman, Sachs & Co	154,577	4.1%	5.45%	19	3/28/2024
Banco Santander SA	152,076	4.1%	5.51%	29	4/15/2024
ING Financial Markets LLC	130,630	3.5%	5.48%	21	3/21/2024
DV Securities, LLC Repo	112,001	3.0%	5.46%	71	5/14/2024
South Street Securities, LLC	103,491	2.8%	5.46%	39	5/13/2024
Clear Street LLC	19,000	0.5%	5.45%	60	4/29/2024
Lucid Cash Fund USG LLC	17,745	0.5%	5.46%	14	3/14/2024
Total Borrowings	$3,734,954	100.0%	5.47%	29	7/15/2024

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400